RESTRICTED CASH AND SHORT-TERM DEPOSITS	12 Months Ended
Dec. 31, 2018
Restricted Cash and Investments [Abstract]
RESTRICTED CASH AND SHORT-TERM DEPOSITS

14.	RESTRICTED CASH AND SHORT-TERM DEPOSITS

Our restricted cash and short-term deposits balances are as follows:

(in thousands of $)	2018	2017
Restricted cash relating to the total return equity swap (1)	82,863	58,351
Restricted cash in relation to the Hilli (2)	174,597	174,737
Restricted cash and short-term deposits held by lessor VIEs (3)	176,428	130,063
Restricted cash relating to the $1.125 billion debt facility (4)	17,657	33,752
Collateral on the Margin Loan Facility (5)	33,413	—
Restricted cash relating to office lease	777	813
Bank guarantee	691	99
Total restricted cash and short-term deposits	486,426	397,815
Less: Amounts included in current restricted cash and short-term deposits	(332,033)	(222,265)
Long-term restricted cash	154,393	175,550

(1) Restricted cash relating to the share repurchase forward swap refers to the collateral required by the bank with whom we entered into a total return equity swap. Collateral of 20% of the total purchase price is required and this is subsequently adjusted with reference to the Company's share price (see note 27).

(2) In November 2015, in connection with the issuance of a $400 million letter of credit by a financial institution to our project partner involved in the Hilli FLNG project, we posted an initial cash collateral sum of $305.0 million to support the performance guarantee.

Under the provisions of the $400 million letter of credit, the terms allow for a stepped reduction in the value of the guarantee over time and thus, conversely, a reduction in the cash collateral requirements. Effective December 19, 2017, the $400 million letter of credit reduced to $300 million. The corresponding release of $57.2 million cash collateral reduced the cash collateral requirement to $174.7 million at December 31, 2017, with no further reduction in 2018. It is expected that the letter of credit will further reduce to $250.0 million during 2019.

In November 2016, after certain conditions precedent were satisfied by the Company, the letter of credit required in accordance with the signed LTA was re-issued and, with an initial expiry date of December 31, 2018, the letter of credit automatically extends, on an annual basis, until the tenth anniversary of the acceptance date of the Hilli by the charterer, unless the bank should exercise its option to exit from this arrangement by giving three months' notice prior to the annual renewal date.

(3) These are amounts held by lessor VIE entities that we are required to consolidate under U.S. GAAP into our financial statements as VIEs (see note 5).

(4) This refers to cash deposits required under the $1.125 billion debt facility (see note 20). The covenant requires that, on the second anniversary of drawdown under the facility, where we fall below a prescribed EBITDA to debt service ratio, additional cash deposits with the financial institution are required to be made or maintained.

(5) Collateral held against the Margin Loan Facility is required to satisfy one of the mandatory prepayment events within the facility, with this having been triggered when the closing price of the Golar Partners common units pledged by us as security for the obligations under the facility fell below a defined threshold. If certain requirements are met, the facility allows for the release of the collateral (see note 20).

Restricted cash does not include minimum consolidated cash balances of $50.0 million (see note 20) required to be maintained as part of the financial covenants for our loan facilities, as these amounts are included in "Cash and cash equivalents".